EXHIBIT 99.1

                         (MBT FINANCIAL CORP.(R) LOGO)

                   MBT FINANCIAL CORP. ANNUAL PROFITS INCREASE

MONROE, MICH., January 22, 2008 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported 2007 net income of $10.3 million, or $0.62 per diluted share, compared to the $3.8 million, or $0.22 per diluted share earned in 2006. For the fourth quarter the Company reported a loss of $161,000, or $0.01 per diluted share, compared to a profit of $3.7 million, or $0.22 per diluted share in the fourth quarter of 2006. The fourth quarter 2007 results were negatively impacted by the need to increase the Allowance for Loan Losses due to economic weakness and declining real estate values in southeast Michigan.

H. Douglas Chaffin, President and CEO, commented, "Increasing unemployment in Michigan, continuing weakness in the business climate, and decreasing property values caused an interruption in our trend of asset quality improvement in the second half of 2007. While we have not offered the type of residential real estate loan products that caused the subprime mortgage crisis, the crisis has affected property values in our market, and the declining property values necessitated the increase in our Allowance for Loan Losses."

"Michigan has been in a single state recession, largely related to the struggles of the domestic automotive industry. Regional economic conditions resulted in a large increase in problem and non performing assets in the fourth quarter. Most of these problem assets are concentrated in businesses related to automobile manufacturing or residential real estate development. Non performing assets
(NPAs) increased from $33.9 million to $46.5 million during the fourth quarter and total problem assets increased from $66.7 million to $87.5 million. Net charge offs during the quarter were 1.19% of loans, annualized, and we increased our allowance for loan losses from 1.38% of loans to 1.62% over the last twelve months. We continue to actively manage our capital and we reduced our share repurchase activity significantly in the fourth quarter. This will preserve capital and enable us to maintain our quarterly dividend while economic conditions challenge our earnings. Our dividend is providing an annualized return in excess of 8.0% based on the price of our stock at the end of the year."

Mr. Chaffin further commented on the Company's earnings for the quarter. "Net Interest Income decreased $1 million compared to the fourth quarter of 2006 due to the lower net interest margin and smaller amount of average earning assets. The decrease in the net interest margin in the fourth quarter of 2007 was largely due to the increase in non performing assets. While opportunities for growth in net interest income remain weak, we are increasing our focus on improving non interest income and controlling non interest expenses. Non interest income, excluding securities transactions, increased 10.2% compared to the fourth quarter of 2006 and non interest expenses, net of OREO transactions, increased 4.5%. During the fourth quarter of 2007 we increased our expense control efforts, and the recent staff reduction and other initiatives will begin to produce meaningful results in 2008. We also announced plans to lower costs by closing a branch location in Monroe and converting two other offices to drive-up only service."

CONFERENCE CALL

MBT Financial Corp. will hold a conference call to discuss fourth quarter results on Wednesday, January 23, at 10:00 a.m. Eastern Time. The call will be webcast and can be accessed at the Investor Relations/Corporate Profile page of MBT Financial Corp.'s web site www.mbandt.com. The call can also be accessed by calling (800) 860-2442. The event will be archived on the Company's web site and available for three months following the call.

ABOUT THE COMPANY

MBT Financial Corp. (NASDAQ: MBTF), a single bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (MBT).

Founded in 1858, MBT is one of the largest full service community banks in Southeast Michigan, with more than $1.5 billion in assets, offering personal and business products and services, and complete credit options. MBT's Wealth Management Group is one of the area's largest trust departments with over $800 Million in assets under management. With 26 offices, 41 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at www.MBandT.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

H. Douglas Chaffin        John L. Skibski           Herbert J. Lock
Chief Executive Officer   Chief Financial Officer   Investor Relations
(734) 384-8123            (734) 242-1879            (734) 242-2603
doug.chaffin@mbandt.com   john.skibski@mbandt.com   herb.lock@mbandt.com

                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                                     QUARTERLY
                                          ---------------------------------------------------------------         YEAR TO DATE
(dollars in thousands                         2007         2007         2007         2007         2006     ------------------------
except per share data)                      4TH QTR      3RD QTR      2ND QTR      1ST QTR      4TH QTR        2007         2006
----------------------                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
EARNINGS
   Net interest income                    $    10,131  $    10,668  $    10,787  $    11,183  $    11,165  $    42,769  $    46,635
   FTE Net interest income                $    10,232  $    11,011  $    11,127  $    11,587  $    11,604  $    43,957  $    48,426
   Provision for loan and lease losses    $     4,907  $     1,000  $       750  $       750  $     1,175  $     7,407  $    16,475
   Non-interest income                    $     3,824  $     3,928  $     4,119  $     3,763  $     3,475  $    15,634  $     9,542
   Non-interest expense                   $     9,601  $     9,242  $     9,279  $     9,112  $     8,349  $    37,234  $    36,308
   Net income (loss)                      $      (161) $     3,181  $     3,535  $     3,703  $     3,741  $    10,258  $     3,773
   Basic earnings (loss) per share        $     (0.01) $      0.20  $      0.21  $      0.22  $      0.22  $      0.62  $      0.22
   Diluted earnings (loss) per share      $     (0.01) $      0.20  $      0.21  $      0.22  $      0.22  $      0.62  $      0.22
   Average shares outstanding              16,135,339   16,288,696   16,558,137   16,686,983   16,815,634   16,415,425   16,941,432
   Average diluted shares outstanding      16,145,958   16,310,279   16,585,720   16,716,685   16,837,925   16,426,044   16,972,825
PERFORMANCE RATIOS
   Return on average assets                     -0.04%        0.83%        0.94%        0.97%        0.95%        0.67%        0.24%
   Return on average common equity              -0.48%        9.55%       10.33%       10.92%       10.51%        7.59%        2.59%
   Base Margin                                   2.74%        2.90%        2.98%        3.06%        2.93%        2.92%        3.02%
   FTE Adjustment                                0.03%        0.10%        0.10%        0.11%        0.12%        0.08%        0.12%
   Loan Fees                                     0.06%        0.08%        0.07%        0.07%        0.09%        0.07%        0.09%
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
   FTE Net Interest Margin                       2.83%        3.08%        3.15%        3.24%        3.14%        3.07%        3.23%
   Efficiency ratio                             60.16%       61.06%       60.74%       58.82%       54.82%       60.19%       54.19%
   Full-time equivalent employees                 404          426          425          429          415          420          416
CAPITAL
   Average equity to average assets              8.66%        8.69%        9.06%        8.91%        9.02%        8.83%        9.14%
   Book value per share                   $      8.06  $      8.15  $      8.00  $      8.21  $      8.14  $      8.06  $      8.14
   Cash dividend per share                $      0.18  $      0.18  $      0.18  $      0.18  $      0.18  $      0.72  $      0.70
ASSET QUALITY
   Loan Charge-Offs                       $     3,204  $     1,013  $     1,082  $     1,088  $     1,343  $     6,387  $    18,374
   Loan Recoveries                        $       195  $       256  $       343  $       643  $       390  $     1,438  $     2,039
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Charge-Offs                        $     3,009  $       757  $       739  $       445  $       953  $     4,949  $    16,335
   Allowance for loan and lease losses    $    16,222  $    14,323  $    14,080  $    14,069  $    13,764  $    16,222  $    13,764
   Nonaccrual Loans                       $    30,459  $    26,440  $    20,017  $    19,527  $    19,152  $    30,459  $    19,152
   Loans 90 days past due                 $       102  $       105  $       105  $        61  $        69  $       102  $        69
   Restructured loans                     $     3,367  $       938  $     1,371  $       572  $       888  $     3,367  $       888
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total non performing loans          $    33,928  $    27,483  $    21,493  $    20,160  $    20,109  $    33,928  $    20,109
   Other real estate owned & other
      assets                              $    12,565  $     6,389  $     3,064  $     2,598  $     2,432  $    12,565  $     2,432
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total non performing assets         $    46,493  $    33,872  $    24,557  $    22,758  $    22,541  $    46,493  $    22,541
   Problem Loans Still Performing         $    41,022  $    32,822  $    34,859  $    35,918  $    39,650  $    41,022  $    39,650
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total Problem Assets                $    87,515  $    66,694  $    59,416  $    58,676  $    62,191  $    87,515  $    62,191
   Net loan charge-offs to average loans         1.19%        0.30%        0.30%        0.18%        0.38%        0.49%        1.62%
   Allowance for losses to total loans           1.62%        1.42%        1.40%        1.42%        1.38%        1.62%        1.38%
   Non performing loans to Gross Loans           3.39%        2.72%        2.14%        2.04%        2.01%        3.39%        2.01%
   Non performing assets to total assets         2.98%        2.17%        1.62%        1.47%        1.44%        2.98%        1.44%
   Allowance to non performing loans            47.81%       52.12%       65.51%       69.79%       68.45%       47.81%       68.45%
END OF PERIOD BALANCES
   Loans and leases                       $ 1,002,259  $ 1,008,875  $ 1,002,248  $   989,322  $   998,998  $ 1,002,259  $   998,998
   Total earning assets                   $ 1,440,317  $ 1,439,366  $ 1,402,808  $ 1,438,870  $ 1,451,109  $ 1,440,317  $ 1,451,109
   Total assets                           $ 1,559,351  $ 1,560,234  $ 1,516,026  $ 1,547,709  $ 1,566,819  $ 1,559,351  $ 1,566,819
   Deposits                               $ 1,109,980  $ 1,110,074  $ 1,078,431  $ 1,096,210  $ 1,116,057  $ 1,109,980  $ 1,116,057
   Interest Bearing Liabilities           $ 1,273,665  $ 1,273,695  $ 1,224,061  $ 1,251,379  $ 1,257,369  $ 1,273,665  $ 1,257,369
   Shareholders' equity                   $   129,992  $   131,651  $   131,056  $   136,611  $   136,062  $   129,992  $   136,062
   Total Shares Outstanding                16,124,997   16,148,863   16,379,602   16,644,463   16,713,960   16,124,997   16,713,960
AVERAGE BALANCES
   Loans and leases                       $ 1,002,948  $ 1,010,604  $   994,093  $   993,498  $ 1,001,560  $ 1,000,340  $ 1,010,585
   Total earning assets                   $ 1,436,545  $ 1,419,329  $ 1,420,183  $ 1,446,247  $ 1,467,244  $ 1,430,519  $ 1,495,845
   Total assets                           $ 1,539,474  $ 1,520,222  $ 1,516,209  $ 1,544,515  $ 1,565,703  $ 1,530,064  $ 1,593,078
   Deposits                               $ 1,094,346  $ 1,086,050  $ 1,075,960  $ 1,099,850  $ 1,112,521  $ 1,089,028  $ 1,128,183
   Interest Bearing Liabilities           $ 1,264,772  $ 1,248,691  $ 1,236,703  $ 1,263,342  $ 1,280,144  $ 1,253,368  $ 1,294,591
   Shareholders' equity                   $   133,391  $   132,088  $   137,322  $   137,573  $   141,240  $   135,074  $   145,627

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               QUARTER ENDED DECEMBER 31,
                                               --------------------------
Dollars in thousands (except per share data)          2007      2006
--------------------------------------------        -------   -------
INTEREST INCOME
Interest and fees on loans                          $17,617   $17,861
Interest on investment securities-
   Tax-exempt                                           422     1,073
   Taxable                                            4,947     5,145
Interest on federal funds sold                            3        11
                                                    -------   -------
      Total interest income                          22,989    24,090
                                                    -------   -------
INTEREST EXPENSE
Interest on deposits                                  8,209     8,132
Interest on borrowed funds                            4,649     4,793
                                                    -------   -------
      Total interest expense                         12,858    12,925
                                                    -------   -------
NET INTEREST INCOME                                  10,131    11,165
PROVISION FOR LOAN LOSSES                             4,907     1,175
                                                    -------   -------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                             5,224     9,990
                                                    -------   -------
OTHER INCOME
Income from trust services                            1,188     1,076
Service charges and other fees                        1,603     1,589
Net gain (loss) on sales of securities                 (176)     (156)
Origination fees on mortgage loans sold                 128       132
Bank Owned Life Insurance income                        335       257
Other                                                   746       577
                                                    -------   -------
      Total other income                              3,824     3,475
                                                    -------   -------
OTHER EXPENSES
Salaries and employee benefits                        4,956     4,326
Occupancy expense                                       897       829
Equipment expense                                       786       828
Marketing expense                                       408       554
Professional fees                                       363       605
Net (gain) loss on other real estate owned              800       (75)
Other                                                 1,391     1,282
                                                    -------   -------
      Total other expenses                            9,601     8,349
                                                    -------   -------
INCOME (LOSS) BEFORE INCOME TAXES                      (553)    5,116
INCOME TAX EXPENSE (BENEFIT)                           (392)    1,375
                                                    -------   -------
NET INCOME (LOSS)                                   $  (161)  $ 3,741
                                                    =======   =======
BASIC EARNINGS (LOSS) PER COMMON SHARE              $ (0.01)  $  0.22
                                                    =======   =======
DILUTED EARNINGS (LOSS) PER COMMON SHARE            $ (0.01)  $  0.22
                                                    =======   =======
DIVIDENDS DECLARED PER COMMON SHARE                 $  0.18   $  0.18
                                                    =======   =======

                               MBT FINANCIAL CORP.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                 YEAR ENDED DECEMBER 31,
                                               --------------------------
Dollars in thousands (except per share data)   2007 (UNAUDITED)     2006
--------------------------------------------   ----------------   -------
INTEREST INCOME
Interest and fees on loans                          $71,245       $70,950
Interest on investment securities-
   Tax-exempt                                         3,177         4,356
   Taxable                                           18,985        20,546
Interest on federal funds sold                          144            71
                                                    -------       -------
      Total interest income                          93,551        95,923
                                                    -------       -------
INTEREST EXPENSE
Interest on deposits                                 32,422        30,849
Interest on borrowed funds                           18,360        18,439
                                                    -------       -------
      Total interest expense                         50,782        49,288
                                                    -------       -------
NET INTEREST INCOME                                  42,769        46,635
PROVISION FOR LOAN LOSSES                             7,407        16,475
                                                    -------       -------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                            35,362        30,160
                                                    -------       -------
OTHER INCOME
Income from trust services                            4,577         4,268
Service charges and other fees                        6,301         6,210
Net gain (loss) on sales of securities                  (80)       (5,057)
Origination fees on mortgage loans sold                 690           560
Bank Owned Life Insurance income                      1,294         1,142
Other                                                 2,852         2,419
                                                    -------       -------
      Total other income                             15,634         9,542
                                                    -------       -------
OTHER EXPENSES
Salaries and employee benefits                       21,367        19,572
Occupancy expense                                     3,466         3,113
Equipment expense                                     3,261         3,096
Marketing expense                                     1,455         1,623
Professional fees                                     1,508         1,835
Net loss on other real estate owned                     822         1,755
Other                                                 5,355         5,314
                                                    -------       -------
      Total other expenses                           37,234        36,308
                                                    -------       -------
INCOME BEFORE INCOME TAXES                           13,762         3,394
INCOME TAX EXPENSE (BENEFIT)                          3,504          (379)
                                                    -------       -------
NET INCOME                                          $10,258       $ 3,773
                                                    =======       =======
BASIC EARNINGS PER COMMON SHARE                     $  0.62       $  0.22
                                                    =======       =======
DILUTED EARNINGS PER COMMON SHARE                   $  0.62       $  0.22
                                                    =======       =======
DIVIDENDS DECLARED PER COMMON SHARE                 $  0.72       $  0.70
                                                    =======       =======

                               MBT FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEETS

                                                   DEC. 31, 2007   DECEMBER 31,
Dollars in thousands                                (UNAUDITED)        2006
--------------------                               -------------   ------------
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                          $   25,113      $   27,903
   Federal funds sold                                       --              --
                                                    ----------      ----------
      Total cash and cash equivalents                   25,113          27,903
Securities - Held to Maturity                           44,734          64,938
Securities - Available for Sale                        380,238         374,087
Federal Home Loan Bank stock - at cost                  13,086          13,086
Loans held for sale                                      1,431             721
Loans - Net                                            984,606         984,513
Accrued interest receivable and other assets            34,915          27,961
Bank Owned Life Insurance                               42,509          39,631
Premises and Equipment - Net                            32,719          33,979
                                                    ----------      ----------
      Total assets                                  $1,559,351      $1,566,819
                                                    ==========      ==========
LIABILITIES
Deposits:
   Non-interest bearing                             $  141,115      $  158,688
   Interest-bearing                                    968,865         957,369
                                                    ----------      ----------
      Total deposits                                 1,109,980       1,116,057
Federal Home Loan Bank advances                        256,500         256,500
Federal funds purchased                                 13,300           3,500
Repurchase agreements                                   35,000          40,000
Interest payable and other liabilities                  14,579          14,700
                                                    ----------      ----------
      Total liabilities                              1,429,359       1,430,757
                                                    ----------      ----------
SHAREHOLDERS' EQUITY
Common stock (no par value)                                 --              --
Additional paid-in capital                                  --           6,979
Retained Earnings                                      132,462         134,162
Accumulated other comprehensive income                  (2,470)         (5,079)
                                                    ----------      ----------
      Total shareholders' equity                       129,992         136,062
                                                    ----------      ----------
      Total liabilities and shareholders' equity    $1,559,351      $1,566,819
                                                    ==========      ==========